STANDSTILL AGREEMENT

     THIS STANDSTILL AGREEMENT (this "Agreement") is made and entered into as of April 23, 1999 by and between Rawlings Sporting Goods Company, Inc., a Delaware corporation (the "Company"), Samuel R. Shapiro ("Shapiro"), Shapiro Capital Management Company, Inc., a Georgia corporation ("Shapiro Capital") and The Kaleidoscope Fund, L.P. ("Kaleidoscope").

                           BACKGROUND:

     On April 9, 1999, Shapiro, Shapiro Capital and Kaleidoscope filed a Form 13G/A with the Securities and Exchange Commission (the "SEC") reflecting purchases (the "Additional Shapiro Purchases") of additional shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), and disclosing that Shapiro, Shapiro Capital and Kaleidoscope were the beneficial owners of a total of 1,277,400 shares of Common Stock, or 16.4% of the outstanding shares of Common Stock. Based upon information publicly available to the Company, including reports filed by Bull Run Corporation, a Georgia corporation ("Bull Run"), Shapiro, Shapiro Capital and Kaleidoscope with the SEC under the Exchange Act, the Company believes that Bull Run is an Associate (as defined in the Rights Plan) of Shapiro and that, unless the Company takes action to amend the Rights Agreement, dated July 1, 1994, between the Company and ChaseMellon Shareholder Services, L.L.C., as amended (the "Rights Plan"), based on the number of shares of Common Stock beneficially owned by Bull Run, Shapiro, Shapiro Capital and Kaleidoscope, collectively, that Shapiro, Shapiro Capital and Kaleidoscope have or will become Acquiring Persons under the Rights Plan and that a Stock Acquisition Date (as defined in the Rights Plan) has occurred or will occur.

     The Company, Shapiro Capital, Shapiro and Kaleidoscope desire to enter into this Standstill Agreement and to amend the Rights Plan to reflect their mutual agreements and understandings with respect thereto as set forth herein.

                            AGREEMENT:

     IN CONSIDERATION OF the foregoing, the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

                            ARTICLE 1.
                   DEFINITIONS AND CONSTRUCTION

     Section 1.1.   Certain Definitions.  As used in this
Agreement, the following terms shall have the meanings specified below:

     "Affiliate" shall have the meaning set forth in Rule 12b-2 of the General Rules and Regulations under the Exchange Act; provided, however, that, for purposes of this Agreement, Bull Run shall not be deemed an Affiliate of Shapiro, Shapiro Capital or Kaleidoscope.

     "Beneficial Owner" (including, with its correlative meanings, "Beneficially Own" and "Beneficial Ownership"), with respect to any securities, shall mean any Person which has, or any of whose Affiliates has, directly or indirectly, "beneficial ownership" of (as determined pursuant to Rule 13d-3 of the General Rules and Regulations of the Exchange Act as in effect on the date hereof) such securities.

     "Control Transaction" shall mean an agreement by the Company to be a party to (a) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of the Company's Common Stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of the Company's Common Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger or (b) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, the Common Stock or assets of the Company.

     "Exchange Act" shall mean the Securities Exchange Act of
1934, as amended.

     "Group" shall mean any group within the meaning of Section
13(d)(3) of the Exchange Act as in effect on the date hereof.

     Section 1.2. Interpretation and Construction of this Agreement. The definitions in Section 1.1 shall apply equally to both the singular and plural forms of the terms defined.
Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation." All references herein to Articles, Sections and Schedules shall be deemed to be references to Articles and Sections of, and Schedules to, this Agreement unless the context shall otherwise require. The headings of the Articles and Sections are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement. Unless the context shall otherwise require or provide, any reference to any agreement or other instrument or statute or regulation is to such agreement, instrument, statute or regulation as amended and supplemented from time to time (and, in the case of a statute or regulation, to any successor provision).

                            ARTICLE 2.
          STANDSTILL PROVISIONS AND AGREEMENT TO DIVEST

     Section 2.1 Acquisition Restrictions. Shapiro, Shapiro Capital and Kaleidoscope agree that they will not, directly or indirectly, acquire, offer to acquire, or agree to acquire, by purchase or otherwise, Beneficial Ownership of any additional shares of Common Stock on and following the date of this Agreement.

     Section 2.2    Agreement to Divest.  Shapiro, Shapiro
Capital and Kaleidoscope agree that they will sell into the open market, over a period of (4) four months, at least 305,000 shares of Common Stock.

     Section 2.3 Tender and Vote Obligation. In the event that (i) the Board of Directors of the Company (or any committee of the Board of Directors of the Company) shall determine to engage in, and recommends, a Control Transaction, then Shapiro, Shapiro Capital and Kaleidoscope will vote all of the shares of Common Stock they are entitled to vote in favor of such Control Transaction and (b) sell all of their shares of Common Stock in such Control Transaction, provided that this Section 2.3 will not prohibit Shapiro, Shapiro Capital and Kaleidoscope from selling shares of Common Stock into the open market prior to the consummation of any such Control Transaction.

     Section 2.4. Other Standstill Covenants. Except as required or contemplated by Section 2.3 hereof, Shapiro, Shapiro Capital and Kaleidoscope agree that they will not, and they will cause each of their respective Affiliates not to, directly or indirectly, alone or in concert with others, take any of the actions set forth below:

          (a) effect, seek, offer, propose (whether publicly or otherwise) or cause or participate in, or assist any other
     Person to effect, seek, offer or propose (whether publicly or otherwise) or participate in:

               (i) any acquisition of Beneficial Ownership of Common Stock or other equity interests in the Company which would result in a breach of Section 2.1 of this Agreement;

               (ii) any tender or exchange offer, merger, consolidation, share exchange or business combination involving the Company or any material portion of its business or any purchase of all or any substantial part of the assets of the Company;

               (iii) any recapitalization, restructuring, liquidation, dissolution or other extraordinary transaction with respect to the Company or any material portion of its business; or

               (iv) any "solicitation" of "proxies" (as such terms are used in the proxy rules of the SEC) with respect to the Company or any action resulting in such Person becoming a "participant" in any "election contest" (as such terms are used in the proxy rules of the SEC) with respect to the Company;

          (b) propose any matter for submission to a vote of stockholders of the Company;

          (c) form, join or participate in a Group with respect to the Common Stock (other than any Group whose members consist solely of Shapiro, Shapiro Capital, Kaleidoscope and any of their Affiliates);

          (d) grant any proxy with respect to the Common Stock to any Person not designated by the Company;

          (e) deposit any Common Stock in a voting trust or subject any Common Stock to any arrangement or agreement with respect to the Voting of such Common Stock or other agreement having similar effect;

          (f) execute any written stockholder consent with respect to the Company;

          (g) take any other action to seek to affect the control of the management or Board of Directors of the Company; or

          (h) enter into any discussions, negotiations, arrangements or understandings with any Person other than the Company, Shapiro, Shapiro Capital, Kaleidoscope and their respective Affiliates, directors, officers, employees, agents or advisors with respect to any of the foregoing, or advise, assist, encourage or seek to persuade others to take any action with respect to any of the foregoing.

                            ARTICLE 3.
                        VOTING PROVISIONS

     Section 3.1. Voting of the Common Stock. Shapiro, Shapiro Capital and Kaleidoscope will vote all of the shares of Common Stock they are entitled to vote "for" the slate of directors nominated by the Board of Directors of the Company at the next Annual Meeting of Stockholders of the Company to be held in January 2000 or at any adjournment or postponement thereof.

                            ARTICLE 4.
                       TERM AND TERMINATION

     Section 4.1. Term. The provisions of this Agreement shall terminate on the date one year from the date hereof.

     Section 4.2. Termination by Shapiro, Shapiro Capital and Kaleidoscope. The provisions of this Agreement shall terminate in the event of a breach by the Company of any of the terms of this Agreement, if the Company fails to cure such material breach within fifteen (15) days after its receipt of notice of such breach from Shapiro, Shapiro Capital and Kaleidoscope.

     Section 4.3.   Termination by the Company and Option to
Purchase Shares. In the event of a material breach by Shapiro, Shapiro Capital or Kaleidoscope of any of the terms of this Agreement, if Shapiro, Shapiro Capital or Kaleidoscope fails to cure such breach within fifteen (15) days after its receipt of notice of such breach from the Company, the Company, at its option, may within five (5) days after the lapse of such 15 day period (such five day period referred to herein as the "Exercise Period") (i) terminate the provisions of this Agreement by providing notice of termination to Shapiro, Shapiro Capital and Kaleidoscope, (ii) exercise the option to purchase for cash all of the Common Stock then held by Shapiro, Shapiro Capital, Kaleidoscope and their respective Affiliates at a 20% discount to the last reported sales price of the Company's Common Stock on the date (the "Option Date") of the expiration of the fifteen day period described above, or (iii) undertake both (i) and (ii), above. The Company may exercise the option described in clause
(ii) above during the Exercise Period by providing Shapiro, Shapiro Capital and Kaleidoscope with notice of exercise, at which time Shapiro, Shapiro Capital and Kaleidoscope shall promptly deliver to the Company a statement of the number of shares of Common Stock held by them and their respective
Affiliates, and the Company shall deliver payment to Shapiro, Shapiro Capital and Kaleidoscope against delivery of the certificates for such shares within ten (10) days after receipt of such statement. The Company's option set forth in this
Section 4.3 shall expire at 5:00 p.m. Central Time on the last day of the Exercise Period.

                            ARTICLE 5.
                     AMENDMENT OF RIGHTS PLAN

     Section 5.1. Amendment of Rights Plan. Simultaneously with the execution and delivery of this Agreement, the Company shall enter into an amendment to the Rights Plan substantially in the form set forth in Exhibit A.

                            ARTICLE 6.
                     MISCELLANEOUS PROVISIONS

     Section 6.1. Expenses. Shapiro, Shapiro Capital and Kaleidoscope shall, jointly and severally, reimburse the Company for up to $25,000 of all documented reasonable legal fees and expenses incurred by the Company solely in connection with the preparation and negotiation of this Agreement and the Amendment of Standstill Agreement, by and between the Company and Bull Run, and the actions taken to prevent the Rights (as defined in the Rights Plan) from being triggered as a result of the Additional Shapiro Purchases, including without limitation the amendments of the Rights Plan for such purpose, but only to the extent such fees and expenses exceed $25,000.

     Section 6.2. Press Releases. Unless required by applicable law, Shapiro, Shapiro Capital and Kaleidoscope will not, and they will cause their respective Affiliates to not, make any press release, public announcement or other communication with respect to this Agreement and the effect of the Additional Shapiro Purchases under the Rights Plan, without the prior written consent of the Chairman of the Board of the Company, it being understood that Shapiro, Shapiro Capital and Kaleidoscope may have to file a Statement on Schedule 13D (a "Schedule 13D") with the SEC with respect to their ownership of Common Stock and this Agreement, and they agree to provide any draft of such
Schedule 13D to the Company and its counsel for review and comment prior to its filing.

     Section 6.3.   Notices.  All notices and other
communications required or permitted by this Agreement shall be made in writing and shall be deemed delivered when delivered in person, transmitted by facsimile, or three days after it has been sent by mail, as follows:

The Company:        Rawlings Sporting Goods Company, Inc.
                    1859 Intertech Drive
                    Fenton, Missouri  63026
                    Attn: Mr. Stephen O'Hara
                    Facsimile No.: (314) 349-3598

with a copies to:   Stinson, Mag & Fizzell, P.C.
                    1201 Walnut, Suite 2800
                    P.O. Box 419251
                    Kansas City, Missouri  64141-6251
                    Attn:  Craig L. Evans, Esq.
                    Facsimile No.: (816) 691-3495

                    Skadden, Arps, Slate, Meagher & Flom LLP
                    One Rodney Square
                    P.O. Box 636
                    Wilmington, DE 19899-0636
                    Attn: Richard L. Easton, Esq.
                    Facsimile No.: (302) 651-3001

Shapiro, Shapiro    Shapiro Capital Management, Inc.
Capital and         3060 Peachtree Road N.W.
Kaleidoscope:       Atlanta, GA 30305
                    Attn: Mr. Samuel R. Shapiro
                    Facsimile No.: (404) 842-9601

with a copy to:     Gardner, Carton & Douglas
                    Quaker Tower, Suite 3400
                    321 North Clark Street
                    Chicago, IL 60610-4795
                    Attn: Charles R. Manzoni, Jr., Esq.
                    Facsimile No.: (312) 644-3381

The Parties shall promptly notify each other in the manner provided in this Section 6.3 of any change in their respective addresses. A notice of change of address shall not be deemed to have been given until received by the addressee. Communications by telecopier also shall be sent concurrently by mail, but shall in any event be effective as stated above.

     Section. 6.4.  Assignment.  No Party will assign this
Agreement or any rights, interests or obligations hereunder, or delegate performance of any of its obligations hereunder, without the prior written consent of each other Party.

     Section 6.5. Entire Agreement. This Agreement, including the Exhibits attached hereto, embodies the entire agreement and understanding of the Parties in respect of the subject matter contained herein, provided that this provision shall not abrogate any other written agreement between the Parties executed simultaneously with this Agreement. This Agreement supersedes all prior agreements and understandings between the Parties with respect to such subject matter.

     Section 6.6. Waiver, Amendment, etc. This Agreement may not be amended or supplemented, and no waivers of or consents to departures from the provisions hereof shall be effective, unless set forth in a writing signed by, and delivered to, all the Parties. No failure or delay of any Party in exercising any power or right under this Agreement will operate as a waiver thereof, nor will any single or partial exercise of any right or power, or any abandonment or discontinuance of steps to enforce such right or power, preclude any other or further exercise thereof or the exercise of any other right or power.

     Section 6.7. Binding Agreement; No Third Party Beneficiaries. This Agreement will be binding upon and inure to the benefit of the Parties and their successors and permitted assigns. Nothing expressed or implied herein is intended or will be construed to confer upon or to give to any third party any rights or remedies by virtue hereof.

     Section 6.8.   Governing Law.  This Agreement shall be
governed by the laws of the State of Delaware, without regard to conflict or choice of laws principles.

     Section 6.9. Severability. The invalidity or unenforceability of any provision hereof in any jurisdiction will not affect the validity or enforceability of the remainder hereof in that jurisdiction or the validity or enforceability of this Agreement, including that provision, in any other jurisdiction. To the extent permitted by applicable law, each Party waives any provision of applicable law that renders any provision hereof prohibited or unenforceable in any respect. If any provision of this Agreement is held to be unenforceable for any reason, it shall be adjusted rather than voided, if possible, in order to achieve the intent of the Parties to the extent possible.

     Section 6.10. Counterparts. This Agreement may be executed in one or more counterparts each of which when so executed and delivered will be deemed an original but all of which will constitute one and the same Agreement.

     Section 6.11. Remedies. In addition to any other remedies which may be available to the Company (including any remedies which the Company may have at law or in equity): Shapiro, Shapiro Capital and Kaleidoscope agree that the Company shall have no obligation to honor transfers of Common Stock to Shapiro, Shapiro Capital or Kaleidoscope or any of their Affiliates which would cause any of Shapiro, Shapiro Capital and Kaleidoscope and their Affiliates to Beneficially Own Common Stock in violation of this Agreement, any such transfers shall be void and of no effect, and the Company shall be entitled to instruct any transfer agent or agents to refuse to honor such transfers.

     IN WITNESS WHEREOF, the Company Shapiro Capital and
Kaleidoscope have caused their respective duly authorized officers to execute this Agreement and Shapiro has executed this Agreement as of the day and year first above written.

                                   RAWLINGS SPORTING GOODS
                                   COMPANY, INC.


                                   By: /s/ Stephen M. O'Hara
                                        Name: Stephen M. O'Hara
                                        Title: Chairman/CEO


                                   SHAPIRO CAPITAL MANAGEMENT,
                                   INC.


                                   By: /s/ Samuel R. Shapiro
                                        Name: Samuel R. Shapiro
                                        Title: President


                                    /s/ Samuel R. Shapiro
                                        Samuel R. Shapiro


                                   THE KALEIDOSCOPE FUND, L.P.


                                   By: /s/ Samuel R. Shapiro
                                        Name: Samuel R. Shapiro
                                        Title: President

               THIRD AMENDMENT TO RIGHTS AGREEMENT

     This Third Amendment to Rights Agreement (the "Amendment") is entered into as of April 23, 1999, by and between Rawlings Sporting Goods Company, Inc., a Delaware corporation (the "Company"), and ChaseMellon Shareholder Services, L.L.C. (the "Rights Agent").

                           WITNESSETH:

     WHEREAS, the Company and the Rights Agent are parties to that certain Rights Agreement dated July 1, 1994, as amended on November 21, 1997, and April 19, 1999 (the "Agreement");

     WHEREAS, the Company desires to amend the Agreement on the terms and conditions herein set forth and the Company is hereby directing the Rights Agent to enter into this Amendment in accordance with Section 26 of the Agreement; and

     WHEREAS, the execution and delivery of this Amendment has been duly authorized by the Board of Directors of the Company.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to such terms in the Agreement, as amended hereby.

     2.   Amendments to Agreement.

          2.1 Section 1 is amended by adding thereto a new subsection (s) which shall read as follows:

               "Bull Run" shall mean Bull Run Corporation, a
          Georgia corporation.

          2.2 Section 1 is amended by adding thereto a new subsection (t) which shall read as follows:

               "Shapiro" shall mean Shapiro Capital Management
          Company, Inc., Samuel R. Shapiro and The Kaleidoscope
          Fund, L.P., individually and collectively.

          2.2  A new Section 34 shall be added to the Rights
     Agreement which shall read as follows:

               Section 34.  Exception.  Notwithstanding any
          provision of this Agreement to the contrary, neither a Distribution Date, Triggering Event nor a Stock

          Acquisition Date shall be deemed to have occurred, neither Bull Run nor Shapiro nor any of their Affiliates or Associates shall be deemed to have become an Acquiring Person, and no holder of any Rights shall be entitled to exercise such Rights under, or be entitled to any rights pursuant to, any of Sections 3(a), 7(a), 11(a) or 13 of this Agreement, as a result of the purchases of Common Shares disclosed in the
          Schedule 13G/A, dated April 9, 1999, filed by Shapiro with the Securities and Exchange Commission, but only if and for so long as Bull Run has not breached in any material respect, as determined in good faith by the Board of Directors of the Company, the terms of its Standstill Agreement with the Company (as the same may be amended from time to time). Unless and until the Rights Agent shall have received written notice to the contrary from the Company, the Rights Agent shall be fully protected and incur no liability in always assuming that neither Bull Run nor Shapiro nor any of their Affiliates or Associates are Acquiring Persons.

     3.   Reference to and Effect on the Agreement.

          3.1 Upon the effectiveness of this Amendment, each reference in the Agreement to "this Agreement," "hereunder,"
     "hereof," and "herein" shall mean and be a reference to the Agreement as amended hereby.

          3.2 Except as specifically amended above, all of the terms, conditions and covenants of the Agreement shall remain unaltered and in full force and effect and shall be binding upon the parties thereto in all respects and are hereby ratified and confirmed.

     4. Choice of Law. This Amendment shall be construed in accordance with the internal laws (and not the law of conflicts) of the State of Delaware, but giving effect to applicable federal laws.

     5. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     6. Counterparts. This Amendment may be executed in one or more counterparts each of which when so executed and delivered will be deemed an original but all of which will constitute one and the same Amendment.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first above written.


                                   RAWLINGS SPORTING GOODS
                                   COMPANY, INC.


                                   By: /s/ Stephen M. O'Hara
                                        Name: Stephen M. O'Hara
                                        Title: Chairman/CEO


                                   CHASEMELLON SHAREHOLDER
                                   SERVICES, L.L.C.


                                   By: /s/ Jane A. Marten
                                        Name: Jane A. Marten
                                        Title: Assistant Vice President